INVESTOR FINANCIAL SUPPLEMENT
December 31, 2013

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of January 30, 2014
Address:
One Hartford Plaza		A.M. Best	Fitch	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life Insurance Company	A-	A-	BBB+	A3
Internet address:	Hartford Life and Accident Insurance Company	A-	A-	A-	A3
http://www.thehartford.com	Hartford Life and Annuity Insurance Company	A-	A-	BBB+	Baa2

Other Ratings:
The Hartford Financial Services Group, Inc.:
Contacts:	Senior debt	bbb+	BBB	BBB	Baa3
Sabra Purtill	Commercial paper	AMB-2	F2	A-2	P-3
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and Form 10-Q/A.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8

PROPERTY & CASUALTY	Property & Casualty Combined Unpaid Loss and Loss Adjustment Expense Reserve Rollforward	9
	Property & Casualty Combined Income Statements	10
	Property & Casualty Combined Underwriting Ratios	11
	P&C Commercial Underwriting Results	12
	P&C Commercial Underwriting Ratios	13
	P&C Commercial Supplemental Data	14
	Consumer Markets Underwriting Results	15
	Consumer Markets Underwriting Ratios	16
	Consumer Markets Supplemental Data	17
	P&C Other Operations Underwriting Results	18

GROUP BENEFITS	Income Statements	19
	Supplemental Data	20

MUTUAL FUNDS	Income Statements	21
	Asset Value Rollforward - Assets Under Management By Distribution Channel	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

TALCOTT RESOLUTION	Financial Highlights	24
	Supplemental Data	25
	U.S. Annuity Account Value Rollforward	26
	Japan Annuity Account Value Rollforward	27
	Annuity Death and Living Benefits	28
	Variable Annuity Guaranteed Benefits	29

CORPORATE	Income Statements	30

INVESTMENTS	Investment Earnings Before Tax - Consolidated	31
	Investment Earnings Before Tax - Property & Casualty	32
	Net Investment Income by Segment	33
	Components of Net Realized Capital Gains (Losses)	34
	Composition of Invested Assets	35
	Invested Asset Exposures	36

APPENDIX	Basis of Presentation and Definitions	37
	Discussion of Non-GAAP and Other Financial Measures	37

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
HIGHLIGHTS
Net income (loss)	$314	$293	$(190)	$(241)	$(46)	$13	$(101)	$96	$176	$(38)
Core earnings	$456	$505	$324	$457	$256	$433	$274	$423	$1,742	$1,386
Total revenues	$6,087	$5,641	$5,465	$9,043	$7,700	$6,332	$4,565	$7,525	$26,236	$26,122
Total assets	$277,884	$283,947	$294,833	$297,021	$298,513	$308,721	$303,977	$310,548
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$0.70	$0.65	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.20	$0.37	$(0.18)
Core earnings available to common shareholders	$1.01	$1.12	$0.72	$1.02	$0.56	$0.97	$0.60	$0.94	$3.87	$3.07
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders [2]	$0.65	$0.60	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18	$0.34	$(0.18)
Core earnings available to common shareholders	$0.94	$1.03	$0.66	$0.93	$0.52	$0.90	$0.56	$0.86	$3.55	$2.85
Weighted average common shares outstanding (basic)	451.1	452.1	451.4	436.3	436.2	435.8	438.2	440.7	447.7	437.7
Dilutive effect of stock compensation	5.1	4.6	4.2	3.9	3.0	2.1	1.5	1.9	4.5	2.2
Dilutive effect of warrants	29.9	33.9	33.4	31.7	28.7	23.8	25.1	26.4	32.2	26.0
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	486.1	490.6	489.0	471.9	467.9	461.7	464.8	469.0	484.4	465.9
Dilutive effect of assumed conversion of preferred shares [2] [3]	—	—	—	21.2	21.0	21.0	21.0	20.9	6.2	20.9
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	486.1	490.6	489.0	493.1	488.9	482.7	485.8	489.9	490.6	486.8
Common shares outstanding	453.3	448.5	453.9	435.3	436.3	436.1	435.6	440.9	453.3	436.3
Book value per common share	$41.71	$42.20	$41.89	$46.78	$50.17	$51.42	$49.14	$46.99
Per common share impact of accumulated other comprehensive income [4]	$(0.17)	$(0.04)	$0.16	$3.79	$6.51	$7.55	$5.18	$3.01
Book value per common share (excluding AOCI)	$41.88	$42.24	$41.73	$42.99	$43.66	$43.87	$43.96	$43.98
Book value per diluted share	$39.14	$38.87	$38.59	$42.43	$45.80	$47.34	$45.59	$43.25
Per diluted share impact of AOCI	$(0.16)	$(0.04)	$0.15	$3.34	$5.80	$6.79	$4.68	$2.70
Book value per diluted share (excluding AOCI)	$39.30	$38.91	$38.44	$39.09	$40.00	$40.55	$40.91	$40.55
Common shares outstanding and dilutive potential common shares	483.0	486.9	492.7	493.0	490.1	485.5	481.7	491.9
FINANCIAL RATIOS
ROE (net income (loss) last 12 months to common stockholder equity including AOCI)	0.9%	(0.9)%	(2.3)%	(1.8)%	(0.2)%	0.6%	0.8%	1.5%
ROE (core earnings last 12 months to common stockholder equity excluding AOCI)	9.0%	8.0%	7.6%	7.2%	7.0%	7.1%	6.3%	5.0%
Debt to capitalization, including AOCI	25.7%	25.0%	25.8%	23.2%	24.1%	23.7%	24.5%	22.6%
Annualized investment yield, after-tax	3.0%	2.9%	3.1%	3.0%	2.9%	2.9%	3.1%	3.0%	3.0%	3.0%

[1]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

[2]
The impact of applying the "if-converted" method to the The Hartford's mandatory convertible preferred stock was anti-dilutive to net income available to common shareholders for the three months ended September 30, 2012 and therefore these shares were excluded from the calculation.

[3]	In April 2013, The Hartford's mandatory convertible preferred stock converted to 21.2 million shares of common stock.

[4]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Core earnings (losses):
P&C Commercial	$229	$176	$198	$224	$26	$161	$162	$162	$827	$511
Consumer Markets	49	68	15	73	11	93	(47)	102	205	159
P&C Other Operations	22	19	(73)	21	17	21	(14)	20	(11)	44
Property & Casualty Combined	$300	$263	$140	$318	$54	$275	$101	$284	$1,021	$714
Group Benefits	55	36	37	30	39	23	34	5	158	101
Mutual Funds	20	18	20	20	16	19	19	20	78	74
Sub-total	375	317	197	368	109	317	154	309	1,257	889
Talcott Resolution	173	204	196	162	202	192	200	216	735	810
Corporate	(92)	(16)	(69)	(73)	(55)	(76)	(80)	(102)	(250)	(313)
CONSOLIDATED CORE EARNINGS	$456	$505	$324	$457	$256	$433	$274	$423	$1,742	$1,386
Add: Unlock benefit (charge), after-tax [1] [2]	$47	$(67)	$36	$(541)	$39	$(79)	$(146)	$214	$(525)	$28
Add: Restructuring and other costs, after-tax	(10)	(10)	(12)	(12)	(58)	(34)	(31)	(6)	(44)	(129)
Add: Income (loss) from discontinued operations, after-tax	(2)	(5)	(126)	(1)	(1)	20	7	36	(134)	62
Add: Loss on extinguishment of debt, after-tax	—	—	—	(138)	—	—	(587)	—	(138)	(587)
Add: Net reinsurance gain (loss) on dispositions, after-tax	—	—	1	(25)	—	(388)	—	—	(24)	(388)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(177)	(130)	(413)	19	(282)	61	382	(571)	(701)	(410)
Net income (loss)	$314	$293	$(190)	$(241)	$(46)	$13	$(101)	$96	$176	$(38)
PER SHARE DATA
Diluted earnings (losses) per common share:
Core earnings available to common shareholders	$0.94	$1.03	$0.66	$0.93	$0.52	$0.90	$0.56	$0.86	$3.55	$2.85
Net income (loss) available to common shareholders	$0.65	$0.60	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18	$0.34	$(0.18)

[1]The Unlock benefit (charge) recorded in the periods presented affected each income statement line item as follows:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Earned premiums	$(2)	$—	$(1)	$(1)	$(5)	$(3)	$1	$—	$(4)	$(7)
Fee income	1	12	1	2	7	14	7	(2)	16	26
Benefits, losses and loss adjustment expenses	(71)	(54)	(72)	(71)	(160)	56	143	(208)	(268)	(169)
Amortization of DAC	(5)	170	17	904	100	79	89	(124)	1,086	144
Income tax expense (benefit)	28	(37)	19	(291)	23	(45)	(78)	116	(281)	16
Unlock benefit (charge), after-tax [2]	$47	$(67)	$36	$(541)	$39	$(79)	$(146)	$214	$(525)	$28

[2] The Unlock charge for the three months ended March 31, 2013 relates primarily to costs associated with expanding the Japan variable annuity hedging program in the Talcott Resolution - International Annuity segment resulting in the elimination of estimated future gross profits on the Japan annuity block.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Earned premiums	$3,344	$3,337	$3,293	$3,252	$3,388	$3,401	$3,400	$3,442	$13,226	$13,631
Fee income	699	708	699	699	1,048	1,109	1,105	1,124	2,805	4,386
Net investment income (loss):
Securities available-for-sale and other	827	812	867	856	1,038	1,028	1,094	1,067	3,362	4,227
Equity securities, trading [1]	1,432	878	1,189	2,562	2,630	635	(1,662)	2,761	6,061	4,364
Total net investment income (loss)	2,259	1,690	2,056	3,418	3,668	1,663	(568)	3,828	9,423	8,591
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses [2]	(15)	(28)	(17)	(33)	(188)	(59)	(106)	(36)	(93)	(389)
OTTI losses recognized in other comprehensive income	1	2	5	12	3	22	8	7	20	40
Net OTTI losses recognized in earnings	(14)	(26)	(12)	(21)	(185)	(37)	(98)	(29)	(73)	(349)
Net realized capital gains on business dispositions [3]	—	—	1	1,574	—	—	—	—	1,575	—
Other net realized capital gains (losses)	(275)	(136)	(637)	53	(293)	132	665	(899)	(995)	(395)
Total net realized capital gains (losses)	(289)	(162)	(648)	1,606	(478)	95	567	(928)	507	(744)
Other revenues	74	68	65	68	74	64	61	59	275	258
Total revenues	6,087	5,641	5,465	9,043	7,700	6,332	4,565	7,525	26,236	26,122
Benefits, losses and loss adjustment expenses	2,659	2,739	2,886	2,664	3,321	3,270	3,620	3,037	10,948	13,248
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [1]	1,432	878	1,188	2,562	2,630	635	(1,661)	2,759	6,060	4,363
Amortization of DAC	380	594	391	1,336	547	566	554	321	2,701	1,988
Insurance operating costs and other expenses	1,143	993	1,120	1,024	1,333	1,267	1,301	1,303	4,280	5,204
Loss on extinguishment of debt	—	—	—	213	—	—	910	—	213	910
Reinsurance loss on dispositions [3]	—	—	—	1,574	—	533	—	—	1,574	533
Interest expense	96	94	100	107	109	109	115	124	397	457
Total benefits and expenses	5,710	5,298	5,685	9,480	7,940	6,380	4,839	7,544	26,173	26,703
Income (loss) from continuing operations before income taxes	377	343	(220)	(437)	(240)	(48)	(274)	(19)	63	(581)
Income tax expense (benefit)	61	45	(156)	(197)	(195)	(41)	(166)	(79)	(247)	(481)
Income (loss) from continuing operations, after-tax	316	298	(64)	(240)	(45)	(7)	(108)	60	310	(100)
Income (loss) from discontinued operations, after-tax [4]	(2)	(5)	(126)	(1)	(1)	20	7	36	(134)	62
Net income (loss)	$314	$293	$(190)	$(241)	$(46)	$13	$(101)	$96	$176	$(38)

[1]
Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	Includes $177 of intent-to-sell impairment losses relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended December 31, 2012.

[3]	All amounts pertain to the sales of the Retirement Plans and Individual Life businesses.

[4]
For further information related to the discontinued operations of the U.K. variable annuity business, refer to Talcott Resolution Financial Highlights and the Appendix - Basis of Presentation on pages 24 and 37, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	LIFE [1]		PROPERTY & CASUALTY [1]		CORPORATE [1]		CONSOLIDATED
	Dec. 31 2013	Dec. 31 2012	Dec. 31 2013	Dec. 31 2012	Dec. 31 2013	Dec. 31 2012	Dec. 31 2013	Dec. 31 2012
Investments
Fixed maturities, available-for-sale, at fair value	$36,608	$58,889	$24,684	$26,491	$1,065	$542	$62,357	$85,922
Fixed maturities, at fair value using the fair value option	824	1,075	20	12	—	—	844	1,087
Equity securities, trading, at fair value	19,745	28,933	—	—	—	—	19,745	28,933
Equity securities, available-for-sale, at fair value	450	512	292	263	126	115	868	890
Mortgage loans	4,172	5,661	1,426	1,050	—	—	5,598	6,711
Policy loans, at outstanding balance	1,420	1,997	—	—	—	—	1,420	1,997
Limited partnerships and other alternative investments	1,447	1,452	1,593	1,563	—	—	3,040	3,015
Other investments	383	961	121	130	17	23	521	1,114
Short-term investments	2,211	2,947	984	802	813	832	4,008	4,581
Total investments	$67,260	$102,427	$29,120	$30,311	$2,021	$1,512	$98,401	$134,250
Cash	1,237	2,231	189	190	2	—	1,428	2,421
Premiums receivable and agents’ balances	279	344	3,186	3,198	—	—	3,465	3,542
Reinsurance recoverables	20,595	1,912	2,735	2,754	—	—	23,330	4,666
DAC	1,612	5,177	549	548	—	—	2,161	5,725
Deferred income taxes	1,642	55	818	395	1,380	1,492	3,840	1,942
Goodwill	149	236	119	119	230	299	498	654
Property and equipment, net	247	348	621	620	9	9	877	977
Other assets	1,703	1,600	1,090	967	205	200	2,998	2,767
Separate account assets [2]	140,886	141,569	—	—	—	—	140,886	141,569
Total assets	$235,610	$255,899	$38,427	$39,102	$3,847	$3,512	$277,884	$298,513
Future policy benefits, unpaid losses and loss adjustment expenses	19,669	19,276	21,704	21,716	—	—	$41,373	$40,992
Other policyholder funds and benefits payable	39,029	41,979	—	—	—	—	39,029	41,979
Other policyholder funds and benefits payable— International variable annuities	19,734	28,922	—	—	—	—	19,734	28,922
Unearned premiums	177	174	5,049	4,972	(1)	(1)	5,225	5,145
Debt	238	—	—	—	6,306	7,126	6,544	7,126
Consumer notes	84	161	—	—	—	—	84	161
Other liabilities	2,922	6,800	1,550	1,675	1,632	1,697	6,104	10,172
Separate account liabilities	140,886	141,569	—	—	—	—	140,886	141,569
Total liabilities	$222,739	$238,881	$28,303	$28,363	$7,937	$8,822	$258,979	$276,066
Common equity, excluding AOCI	12,053	14,176	9,721	9,332	(2,790)	(4,460)	18,984	19,048
Preferred stock [3]	—	—	—	—	—	556	—	556
AOCI, after-tax	818	2,842	403	1,407	(1,300)	(1,406)	(79)	2,843
Total stockholders’ equity	12,871	17,018	10,124	10,739	(4,090)	(5,310)	18,905	22,447
Total liabilities and equity	$235,610	$255,899	$38,427	$39,102	$3,847	$3,512	$277,884	$298,513

[1]	For a description of Life, Property & Casualty and Corporate, refer to the Appendix - Basis of Presentation and Definitions.

[2]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

[3]	The preferred stock converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
DEBT
Short-term debt [1]	$438	$200	$520	$520	$320	$320	$—	—
Senior notes	5,006	5,006	5,005	4,707	5,706	5,706	6,025	4,481
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100	1,100	1,100	1,739
Total debt [2][3][4]	$6,544	$6,306	$6,625	$6,327	$7,126	$7,126	7,125	6,220
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$18,984	$18,945	$18,939	$18,715	$19,048	$19,131	19,149	19,390
Preferred stock	—	—	—	556	556	556	556	556
AOCI	(79)	(17)	74	1,649	2,843	3,295	2,256	1,328
Total stockholders’ equity	$18,905	$18,928	$19,013	$20,920	$22,447	$22,982	$21,961	21,274
CAPITALIZATION
Total capitalization, including AOCI, after tax	$25,449	$25,234	$25,638	$27,247	$29,573	$30,108	$29,086	27,494
Total capitalization, excluding AOCI, after tax	$25,528	$25,251	$25,564	$25,598	$26,730	$26,813	$26,830	26,166
DEBT TO CAPITALIZATION RATIOS [4]
Total debt to capitalization, including AOCI	25.7%	25.0%	25.8%	23.2%	24.1%	23.7%	24.5%	22.6%
Total debt to capitalization, excluding AOCI	25.6%	25.0%	25.9%	24.7%	26.7%	26.6%	26.6%	23.8%
Total rating agency adjusted debt to capitalization [5] [6]	28.4%	28.5%	29.3%	26.6%	27.4%	26.3%	27.3%	26.5%

[1]	Short-term debt at December 31, 2013 includes borrowings of $238 drawn under Hartford Life Insurance KK lines of credit.

[2]	On July 15, 2013, the Company repaid $320 of 4.625% senior notes which were classified as short-term debt as of June 30, 2013.

[3]
On April 18, 2013, the Company issued $300 of 4.3% senior notes due in 2043. On March 26, 2013, the Company repurchased approximately $800 of outstanding senior debentures. On April 5, 2012, the Company issued $1.55 billion aggregate principal amount of senior notes and $600 of junior subordinated debentures. The Company used the proceeds from the 2012 debt offering to repurchase all of the outstanding 10% fixed to floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz SE for $2.125 billion.

[4]
The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $84, $83, $110, $132, $161, $190, $254, and $310 as of December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012, and March 31, 2012, respectively.

[5]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.4 billion, $1.6 billion, $1.6 billion, $1.6 billion, $1.7 billion, $1.5 billion, $1.5 billion and $1.5 billion for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31 2013, December 31, 2012, September 30, 2012, June 30, 2012, and March 31, 2012, respectively.

[6]
Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31 2013	[3]	Dec. 31 2012	[3]
U.S. statutory net income
Property & Casualty [1]	$1,217		$883
Life [1] [2]	$2,144		$592
U.S. statutory capital and surplus - Property & Casualty	$8,022		$7,645
U.S. GAAP adjustments:
DAC	549		548
Benefit reserves	(48)		(53)
Unrealized gains on investments, after tax	313		1,314
Goodwill	119		119
Non-admitted assets	973		914
Other, net	196		252
U.S. GAAP stockholders’ equity - Property & Casualty	$10,124		$10,739
U.S. statutory capital and surplus - Life	$6,639		$6,410
U.S. GAAP adjustments:
DAC	1,612		5,177
Deferred taxes	573		(1,610)
Benefit reserves	(20)		(1,014)
Unrealized gains on investments, after tax	937		4,071
Asset valuation reserve and interest maintenance reserve	787		934
Goodwill	149		236
Other, net	136		(231)
Investment in foreign and non-insurance subsidiaries	2,058		3,045
U.S. GAAP stockholders’ equity - Life	$12,871		$17,018

[1]	For a description of Property & Casualty and Life, refer to the Appendix - Basis of Presentation and Definitions on page 37.

[2]	Statutory net income does not include capital gains and losses on the mark to market effects of hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

[3]	Statutory net income is for the years ended December 31, 2013 and 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
Fixed maturities net unrealized gain	$975	$976	$1,141	$2,484	$3,402	$3,373	$2,507	$1,793
Equities net unrealized gain (loss)	12	12	21	45	16	8	(8)	(41)
OTTI losses recognized in AOCI	(12)	(20)	(23)	(32)	(47)	(59)	(94)	(107)
Net deferred gain on cash flow hedging instruments	108	167	188	320	428	543	544	463
Total net unrealized gain	$1,083	$1,135	$1,327	$2,817	$3,799	$3,865	$2,949	$2,108
Foreign currency translation adjustments	91	184	92	186	406	582	494	438
Pension and other postretirement adjustment	(1,253)	(1,336)	(1,345)	(1,354)	(1,362)	(1,152)	(1,187)	(1,218)
Total AOCI	$(79)	$(17)	$74	$1,649	$2,843	$3,295	$2,256	$1,328

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED DEC. 31 2013
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$554	$41	$22	$1,584	$—	$48	$—	$2,249
Deferred costs	305	8	6	8	—	—	—	327
Amortization — DAC	(310)	(9)	(9)	(56)	—	(1)	—	(385)
Amortization — DAC unlock charge, before tax	—	—	—	5	—	—	—	5
Adjustments to unrealized gains/losses on securities available-for-sale and other	—	1	—	(36)	—	—	—	(35)
Balance, end of period	$549	$41	$19	$1,505	$—	$47	$—	$2,161

	YEAR ENDED DEC. 31 2013
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	International Annuity	Institutional	Other [1]	Consolidated
Balance, beginning of period	$548	$43	$22	$1,823	$993	$51	$2,245	$5,725
Deferred costs	1,238	30	35	27	—	—	—	1,330
Amortization — DAC	(1,237)	(33)	(39)	(282)	(20)	(4)	—	(1,615)
Amortization — DAC unlock charge, before tax [2]	—	—	—	(183)	(887)	—	(16)	(1,086)
Amortization — DAC related to business dispositions [3]	—	—	—	—	—	—	(2,229)	(2,229)
Adjustments to unrealized gains/losses on securities available-for-sale and other	—	1	1	120	—	—	—	122
Effect of currency translation adjustment	—	—	—	—	(86)	—	—	(86)
Balance, end of period	$549	$41	$19	$1,505	$—	$47	$—	$2,161

[1]
Talcott Resolution Other includes DAC balances and activity related to the private placement life insurance ("PPLI"), Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[2]
International Annuity's unlock charge relates to the elimination of future estimated gross profits on the Japan variable annuity block due to the increased costs associated with expanding the Japan variable annuity hedging program in the three months ended March 31, 2013.

[3]
Includes $204 and $2,025 recognized in the first quarter of 2013 upon the sale of the Retirement Plans and Individual Life businesses, respectively, representing accelerated amortization and previously unrealized gains on securities available-for-sale.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC. 31 2013
	P&C Commercial	Consumer Markets	P&C Other Operations	Total Property & Casualty
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$16,257	$1,813	$3,644	$21,714
Reinsurance and other recoverables	2,481	14	600	3,095
Beginning liabilities for unpaid losses and loss adjustment expenses, net	13,776	1,799	3,044	18,619
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	972	643	—	1,615
Current accident year catastrophes	7	21	—	28
Prior year development	12	—	3	15
Total provision for unpaid losses and loss adjustment expenses	991	664	3	1,658
Less: Payments	916	612	73	1,601
Ending liabilities for unpaid losses and loss adjustment expenses, net	13,851	1,851	2,974	18,676
Reinsurance and other recoverables	2,442	13	573	3,028
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,293	$1,864	$3,547	$21,704

	YEAR ENDED DEC. 31 2013
	P&C Commercial	Consumer Markets	P&C Other Operations	Total Property & Casualty
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$16,020	$1,926	$3,770	$21,716
Reinsurance and other recoverables	2,365	16	646	3,027
Beginning liabilities for unpaid losses and loss adjustment expenses, net	13,655	1,910	3,124	18,689
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	3,897	2,412	—	6,309
Current accident year catastrophes	105	207	—	312
Prior year development	83	(39)	148	192
Total provision for unpaid losses and loss adjustment expenses	4,085	2,580	148	6,813
Less: Payments	3,889	2,639	298	6,826
Ending liabilities for unpaid losses and loss adjustment expenses, net	13,851	1,851	2,974	18,676
Reinsurance and other recoverables	2,442	13	573	3,028
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$16,293	$1,864	$3,547	$21,704

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
UNDERWRITING RESULTS
Written premiums	$2,349	$2,556	$2,501	$2,523	$2,314	$2,512	$2,472	$2,549	$9,929	$9,847
Change in unearned premium reserve	(149)	68	48	98	(165)	18	18	83	65	(46)
Earned premiums	2,498	2,488	2,453	2,425	2,479	2,494	2,454	2,466	9,864	9,893
Losses and loss adjustment expenses
Current accident year before catastrophes	1,615	1,607	1,551	1,536	1,660	1,717	1,590	1,601	6,309	6,568
Current accident year catastrophes	28	66	186	32	335	10	290	71	312	706
Prior year development	15	17	146	14	9	(33)	49	(29)	192	(4)
Total losses and loss adjustment expenses	1,658	1,690	1,883	1,582	2,004	1,694	1,929	1,643	6,813	7,270
Amortization of DAC	310	308	309	310	317	313	315	314	1,237	1,259
Underwriting expenses	398	391	389	375	381	367	388	403	1,553	1,539
Dividends to policyholders	4	4	4	4	6	5	5	(2)	16	14
Underwriting gain (loss)	128	95	(132)	154	(229)	115	(183)	108	245	(189)
Net investment income	324	296	338	312	301	295	319	317	1,270	1,232
Net realized capital gains (losses)	72	2	(7)	51	40	16	(21)	61	118	96
Other expense	(45)	(32)	(34)	(24)	(33)	(36)	(22)	(35)	(135)	(126)
Income from continuing operations before income taxes	479	361	165	493	79	390	93	451	1,498	1,013
Income tax expense (benefit)	133	98	27	142	(2)	106	8	126	400	238
Income from continuing operations, after tax	346	263	138	351	81	284	85	325	1,098	775
Income (loss) from discontinued operations, after tax	—	1	(2)	—	(1)	(2)	(1)	(1)	(1)	(5)
Net income	346	264	136	351	80	282	84	324	1,097	770
Less: Restructuring and other costs, after tax	—	(1)	—	—	—	(1)	(3)	—	(1)	(4)
Less: Income (loss) from discontinued operations, after tax	—	1	(2)	—	(1)	(2)	(1)	(1)	(1)	(5)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	46	1	(2)	33	27	10	(13)	41	78	65
Core earnings	$300	$263	$140	$318	$54	$275	$101	$284	$1,021	$714

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
UNDERWRITING GAIN (LOSS)	$128	$95	$(132)	$154	$(229)	$115	$(183)	$108	$245	$(189)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.7	64.6	63.2	63.3	67.0	68.8	64.8	64.9	64.0	66.4
Current accident year catastrophes	1.1	2.7	7.6	1.3	13.5	0.4	11.8	2.9	3.2	7.1
Prior year development	0.6	0.7	6.0	0.6	0.4	(1.3)	2.0	(1.2)	1.9	—
Total losses and loss adjustment expenses	66.4	67.9	76.8	65.2	80.8	67.9	78.6	66.6	69.1	73.5
Expenses	28.3	28.1	28.5	28.2	28.2	27.3	28.6	29.1	28.3	28.3
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	(0.1)	0.2	0.1
Combined ratio	94.9	96.2	105.4	93.6	109.2	95.4	107.5	95.6	97.5	101.9
Current accident year catastrophes and prior year development	1.7	3.4	13.6	1.9	13.9	(0.9)	13.8	1.7	5.1	7.1
Combined ratio before catastrophes and prior year development	93.2	92.8	91.8	91.8	95.4	96.3	93.6	93.9	92.4	94.8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
UNDERWRITING RESULTS
Written premiums	$1,463	$1,567	$1,533	$1,645	$1,454	$1,552	$1,516	$1,687	$6,208	$6,209
Change in unearned premium reserve	(103)	4	(12)	116	(114)	(30)	(36)	130	5	(50)
Earned premiums	1,566	1,563	1,545	1,529	1,568	1,582	1,552	1,557	6,203	6,259
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	972	991	966	968	1,067	1,089	995	1,027	3,897	4,178
Current accident year catastrophes [2]	7	48	44	6	209	10	74	32	105	325
Prior year development [4]	12	26	37	8	18	15	19	20	83	72
Total losses and loss adjustment expenses	991	1,065	1,047	982	1,294	1,114	1,088	1,079	4,085	4,575
Amortization of DAC	226	226	226	227	234	231	231	231	905	927
Underwriting expenses	247	238	243	225	227	218	235	245	953	925
Dividends to policyholders [3]	4	4	4	4	6	5	5	(2)	16	14
Underwriting gain (loss)	$98	$30	$25	$91	$(193)	$14	$(7)	$4	$244	$(182)

[1]
Includes prior quarters current accident year reserve strengthening of $0 and $28, respectively, in the three months ended December 31, 2013 and 2012. Prior quarters current accident year reserve strengthening in the three months ended December 31, 2012 related primarily to workers' compensation business.

[2]	Includes $207 related to Storm Sandy in the three months ended December 31, 2012.

[3]	Includes a decrease in prior dividends of $8 in the three months ended March 31, 2012.

[4]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Auto liability	$—	$86	$40	$15	$11	$14	$19	$12	$141	$56
Professional liability	—	—	(30)	1	—	22	9	9	(29)	40
Package business	16	—	(3)	(11)	14	(2)	(16)	(16)	2	(20)
General liability	(1)	(45)	(10)	(19)	(11)	(36)	(24)	(16)	(75)	(87)
Fidelity and surety	(3)	—	—	(5)	(12)	(8)	10	1	(8)	(9)
Commercial property	—	(1)	(2)	(4)	(3)	1	4	(10)	(7)	(8)
Uncollectible reinsurance	—	—	(25)	—	—	—	—	—	(25)	—
Workers’ compensation	(11)	(10)	1	18	9	18	43	8	(2)	78
Workers’ compensation - NY 25a Fund for Reopened Cases	—	—	80	—	—	—	—	—	80	—
Change in workers' compensation discount, including accretion	7	8	7	8	7	8	8	29	30	52
Catastrophes [a.]	(3)	(12)	(9)	—	1	(2)	(39)	3	(24)	(37)
Other reserve re-estimates, net [b.]	7	—	(12)	5	2	—	5	—	—	7
Total prior year development	$12	$26	$37	$8	$18	$15	$19	$20	$83	$72

a.	The three months ended December 31, 2013, September 30, 2013 and June 30, 2013 include reserve releases of $6, $12 and $15, respectively, primarily related to Storm Sandy. The three months ended
June 30, 2012 includes reserve releases on certain prior year catastrophes primarily related to 2001 World Trade Center workers’ compensation claims.

b.	The three months ended June 30, 2013 includes an $18 recovery related to a class action settlement with American International Group involving prior accident years involuntary workers compensation pool loss and loss adjustment expense.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
UNDERWRITING GAIN (LOSS)	$98	$30	$25	$91	$(193)	$14	$(7)	$4	$244	$(182)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.1	63.4	62.5	63.3	68.0	68.8	64.1	66.0	62.8	66.8
Current accident year catastrophes [2]	0.4	3.1	2.8	0.4	13.3	0.6	4.8	2.1	1.7	5.2
Prior year development [3]	0.8	1.7	2.4	0.5	1.1	0.9	1.2	1.3	1.3	1.2
Total losses and loss adjustment expenses	63.3	68.1	67.8	64.2	82.5	70.4	70.1	69.3	65.9	73.1
Expenses	30.2	29.7	30.4	29.6	29.4	28.4	30.0	30.6	30.0	29.6
Policyholder dividends	0.3	0.3	0.3	0.3	0.4	0.3	0.3	(0.1)	0.3	0.2
Combined ratio	93.7	98.1	98.4	94.0	112.3	99.1	100.5	99.7	96.1	102.9
Current accident year catastrophes and prior year development	1.2	4.8	5.2	0.9	14.4	1.5	6.0	3.4	3.0	6.4
Combined ratio before catastrophes and prior year development	92.5	93.3	93.1	93.1	97.8	97.5	94.5	96.4	93.0	96.6

[1]	Includes current accident year reserve strengthening of 1.8 points, primarily related to workers’ compensation business, in the three months ended December 31, 2012.

[2]	Includes 13.2 points related to Storm Sandy in the three months ended December 31, 2012.

[3]	For a summary of (favorable) unfavorable prior year loss reserve development, refer to footnote 4 on page 12.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
WRITTEN PREMIUMS
Small Commercial	$715	$740	$787	$842	$705	$728	$769	$815	$3,084	$3,017
Middle Market	555	570	518	546	545	557	512	581	2,189	2,195
Specialty	186	248	219	248	195	259	227	283	901	964
Other	7	9	9	9	9	8	8	8	34	33
Total	$1,463	$1,567	$1,533	$1,645	$1,454	$1,552	$1,516	$1,687	$6,208	$6,209
EARNED PREMIUMS
Small Commercial	$777	$769	$763	$754	$760	$755	$738	$726	$3,063	$2,979
Middle Market	549	545	540	530	559	565	562	577	2,164	2,263
Specialty	234	240	233	236	243	253	244	245	943	985
Other	6	9	9	9	6	9	8	9	33	32
Total	$1,566	$1,563	$1,545	$1,529	$1,568	$1,582	$1,552	$1,557	$6,203	$6,259
SMALL COMMERCIAL
Combined ratio	85.8	92.4	94.5	89.9	111.2	93.6	94.8	97.3	90.6	99.3
Combined ratio before catastrophes and prior year development	85.9	87.1	87.6	89.2	92.8	92.6	87.1	91.8	87.5	91.1
MIDDLE MARKET
Combined ratio	97.1	102.7	101.7	91.6	117.1	103.5	104.1	98.8	98.3	105.8
Combined ratio before catastrophes and prior year development	94.8	95.9	95.2	95.8	99.0	100.7	98.4	99.2	95.4	99.3
SPECIALTY
Combined ratio	102.4	111.0	113.8	112.6	104.9	117.4	107.9	108.2	109.9	109.7
Combined ratio before catastrophes and prior year development	100.6	103.0	105.7	98.9	111.2	105.0	106.5	102.9	102.1	106.4
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	8%	8%	8%	8%	8%	8%	7%	7%	8%	7%
Policy Count Retention
Small Commercial	82%	81%	80%	82%	83%	84%	82%	84%	81%	83%
Middle Market	79%	80%	79%	77%	79%	78%	73%	79%	79%	77%
New Business Premium $
Small Commercial	$111	$115	$125	$134	$109	$109	$135	$145	$485	$498
Middle Market	$102	$107	$116	$97	$80	$86	$78	$91	$422	$335
Policies in Force (in thousands)
Small Commercial	1,177	1,181	1,181	1,185	1,187	1,191	1,188	1,180
Middle Market	73	74	74	75	76	77	79	81

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
UNDERWRITING RESULTS	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Written premiums	$886	$988	$967	$878	$859	$960	$950	$861	$3,719	$3,630
Change in unearned premium reserve	(45)	63	59	(18)	(52)	48	46	(48)	59	(6)
Earned premiums	931	925	908	896	911	912	904	909	3,660	3,636
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	643	616	585	568	593	628	595	574	2,412	2,390
Current accident year catastrophes [2]	21	18	142	26	126	—	216	39	207	381
Prior year development [3]	—	(11)	(32)	4	(14)	(49)	(23)	(55)	(39)	(141)
Total losses and loss adjustment expenses	664	623	695	598	705	579	788	558	2,580	2,630
Amortization of DAC	84	82	83	83	83	82	84	83	332	332
Underwriting expenses	144	145	139	143	144	141	146	150	571	581
Underwriting gain (loss)	$39	$75	$(9)	$72	$(21)	$110	$(114)	$118	$177	$93

[1]
Includes prior quarters current accident year reserve strengthening of $15 in the three months ended December 31, 2013. Includes prior quarters current accident year reserve releases of $8 in the three months ended December 31, 2012.

[2]	Includes $143 related to Storm Sandy in the three months ended December 31 2012.

[3]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Auto liability	$1	$—	$2	$—	$(2)	$(38)	$(11)	$(30)	$3	$(81)
Homeowners	3	1	(2)	(8)	(22)	(4)	(1)	(5)	(6)	(32)
Catastrophes [a.]	(2)	(8)	(31)	2	—	(6)	(9)	(14)	(39)	(29)
Other reserve re-estimates, net	(2)	(4)	(1)	10	10	(1)	(2)	(6)	3	1
Total prior year development	$—	$(11)	$(32)	$4	$(14)	$(49)	$(23)	$(55)	$(39)	$(141)
[a.] Includes reserve releases of $1, $3 and $20 related to Storm Sandy in the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
UNDERWRITING GAIN (LOSS)	$39	$75	$(9)	$72	$(21)	$110	$(114)	$118	$177	$93
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	69.1	66.6	64.4	63.4	65.1	68.9	65.8	63.1	65.9	65.7
Current accident year catastrophes [2]	2.3	1.9	15.6	2.9	13.8	—	23.9	4.3	5.7	10.5
Prior year development [3]	—	(1.2)	(3.5)	0.4	(1.5)	(5.4)	(2.5)	(6.1)	(1.1)	(3.9)
Total losses and loss adjustment expenses	71.3	67.4	76.5	66.7	77.4	63.5	87.2	61.4	70.5	72.3
Expenses	24.5	24.5	24.4	25.2	24.9	24.5	25.4	25.6	24.7	25.1
Combined ratio	95.8	91.9	101.0	92.0	102.3	87.9	112.6	87.0	95.2	97.4
Current accident year catastrophes and prior year development	2.3	0.7	12.1	3.3	12.3	(5.4)	21.4	(1.8)	4.6	6.6
Combined ratio before catastrophes and prior year development	93.6	91.1	88.9	88.6	90.0	93.3	91.3	88.8	90.6	90.8
PRODUCT
Automobile
Combined ratio	102.4	96.3	94.6	96.0	109.4	93.9	98.8	88.4	97.3	97.6
Combined ratio before catastrophes and prior year development	102.7	96.8	93.8	93.3	100.5	100.1	96.0	93.8	96.7	97.6
Homeowners
Combined ratio	78.3	81.2	115.0	82.7	86.1	74.5	144.1	83.8	89.2	97.0
Combined ratio before catastrophes and prior year development	70.6	77.6	77.9	77.9	65.7	78.2	80.2	77.4	75.9	75.4

[1]	Includes prior quarters current accident year reserve strengthening of 1.6 points in the three months ended December 31, 2013.

[2]	Includes 15.7 points related to Storm Sandy in the three months ended December 31, 2012.

[3]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote 2 on page 15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$632	$725	$718	$647	$623	$714	$710	$633	$2,722	$2,680
AARP Agency	66	62	52	45	40	37	32	27	225	136
Other Agency	175	187	182	173	181	196	194	186	717	757
Other	13	14	15	13	15	13	14	15	55	57
Total	$886	$988	$967	$878	$859	$960	$950	$861	$3,719	$3,630
EARNED PREMIUMS
AARP Direct	$684	$682	$673	$662	$674	$679	$671	$676	$2,701	$2,700
AARP Agency	54	47	41	35	32	27	23	19	177	101
Other Agency	181	182	181	184	188	194	195	201	728	778
Other	12	14	13	15	17	12	15	13	54	57
Total	$931	$925	$908	$896	$911	$912	$904	$909	$3,660	$3,636
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$608	$668	$657	$629	$595	$650	$649	$620	$2,562	$2,514
Homeowners	278	320	310	249	264	310	301	241	1,157	1,116
Total	$886	$988	$967	$878	$859	$960	$950	$861	$3,719	$3,630
EARNED PREMIUMS
Automobile	$640	$637	$626	$619	$632	$632	$630	$632	$2,522	$2,526
Homeowners	291	288	282	277	279	280	274	277	1,138	1,110
Total	$931	$925	$908	$896	$911	$912	$904	$909	$3,660	$3,636
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	5%	5%	5%	5%	4%	4%	4%	5%	4%
Homeowners	8%	8%	7%	6%	6%	6%	6%	6%	7%	6%
Policy Count Retention
Automobile	86%	86%	86%	86%	86%	85%	84%	84%	86%	85%
Homeowners	86%	86%	87%	87%	88%	87%	86%	85%	87%	86%
Premium Retention
Automobile	87%	88%	88%	88%	87%	87%	86%	84%	88%	86%
Homeowners	92%	92%	92%	92%	91%	91%	90%	89%	92%	90%
New Business Premium $
Automobile	$94	$100	$93	$87	$77	$84	$85	$86	$374	$332
Homeowners	$32	$35	$34	$30	$30	$32	$30	$25	$131	$117
Policies in Force (in thousands)
Automobile	2,019	2,021	2,020	2,019	2,015	2,029	2,045	2,065
Homeowners	1,319	1,321	1,322	1,322	1,319	1,321	1,324	1,330

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
UNDERWRITING RESULTS
Written premiums	$—	$1	$1	$—	$1	$—	$6	$1	$2	$8
Change in unearned premium reserve	(1)	1	1	—	1	—	8	1	1	10
Earned premiums	1	—	—	—	—	—	(2)	—	1	(2)
Losses and loss adjustment expenses
Prior year development [1]	3	2	141	2	5	1	53	6	148	65
Total losses and loss adjustment expenses	3	2	141	2	5	1	53	6	148	65
Underwriting expenses	7	8	7	7	10	8	7	8	29	33
Underwriting loss	$(9)	$(10)	$(148)	$(9)	$(15)	$(9)	$(62)	$(14)	$(176)	$(100)

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Asbestos	$—	$—	$130	$—	$—	$—	$48	$—	$130	$48
Environmental	—	1	10	1	2	—	3	5	12	10
Other reserve re-estimates, net	3	1	1	1	3	1	2	1	6	7
Total prior year development	$3	$2	$141	$2	$5	$1	$53	$6	$148	$65

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Earned premiums	$821	$817	$823	$812	$915	$926	$950	$957	$3,273	$3,748
Fee income	14	14	15	14	16	15	16	15	57	62
Net investment income	97	96	100	97	101	98	107	99	390	405
Net realized capital gains (losses)	3	(8)	37	18	9	11	—	20	50	40
Total revenues	935	919	975	941	1,041	1,050	1,073	1,091	3,770	4,255
Benefits, losses and loss adjustment expenses	607	637	635	639	717	746	759	807	2,518	3,029
Amortization of DAC	9	8	8	8	8	9	8	8	33	33
Insurance operating costs and other expenses	239	237	248	240	256	258	261	258	964	1,033
Total benefits and expenses	855	882	891	887	981	1,013	1,028	1,073	3,515	4,095
Income from continuing operations before income taxes	80	37	84	54	60	37	45	18	255	160
Income tax expense	22	6	23	12	14	7	10	—	63	31
Net income	58	31	61	42	46	30	35	18	192	129
Less: Net realized capital gains (losses), after tax, excluded from core earnings	3	(5)	24	12	7	7	1	13	34	28
Core earnings [1]	$55	$36	$37	$30	$39	$23	$34	$5	$158	$101
After-tax margin (excluding buyouts)
Net income	6.2%	3.4%	6.3%	4.5%	4.4%	2.9%	3.3%	1.7%	5.1%	3.0%
Core earnings	5.9%	3.9%	3.9%	3.2%	3.8%	2.2%	3.2%	0.5%	4.3%	2.4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
PREMIUMS
Fully insured ongoing premiums
Group disability	$352	$343	$355	$345	$411	$411	$423	$428	$1,395	$1,673
Group life	428	435	427	426	456	468	478	476	1,716	1,878
Other	41	39	40	41	48	47	49	50	161	194
Total fully insured ongoing premiums	$821	$817	$822	$812	$915	$926	$950	$954	$3,272	$3,745
Total buyouts [1]	—	—	1	—	—	—	—	3	1	3
Total premiums	821	817	823	812	915	926	950	957	3,273	3,748
Group disability premium equivalents [2]	102	104	100	106	111	114	111	110	412	446
Total premiums and premium equivalents	$923	$921	$923	$918	$1,026	$1,040	$1,061	$1,067	$3,685	$4,194
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$29	$32	$46	$76	$25	$25	$27	$86	$183	$163
Group life	26	28	55	88	28	24	37	135	197	224
Other	3	3	2	5	3	6	2	7	13	18
Total fully insured ongoing sales	58	63	103	169	56	55	66	228	393	405
Total buyouts [1]	—	—	1	—	—	—	1	2	1	3
Total sales	58	63	104	169	56	55	67	230	394	408
Group disability premium equivalents [2]	23	5	18	15	8	7	3	31	61	49
Total sales and premium equivalents	$81	$68	$122	$184	$64	$62	$70	$261	$455	$457
RATIOS [3]
Loss ratio
Group disability loss ratio	75.7%	87.9%	82.7%	89.9%	85.8%	91.5%	93.1%	98.2%	84.0%	92.2%
Group life loss ratio	70.8%	68.2%	70.8%	68.1%	70.0%	69.4%	66.5%	70.3%	69.5%	69.0%
Total loss ratio	72.7%	76.7%	75.7%	77.4%	77.0%	79.3%	78.6%	83.0%	75.6%	79.5%
Expense ratio	29.7%	29.5%	30.6%	30.0%	28.4%	28.4%	27.8%	27.5%	29.9%	28.0%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative service only fees and claims under claim management agreements.

[3]	Ratios calculated include fee income and exclude the effects of buyout premiums.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Fee income	$173	$171	$170	$164	$152	$148	$148	$151	$678	$599
Net investment loss	—	—	—	—	(1)	(1)	—	(1)	—	(3)
Net realized capital gains (losses)	—	—	—	—	—	1	(2)	1	—	—
Total revenues	173	171	170	164	151	148	146	151	678	596
Amortization of DAC	9	11	10	9	9	8	9	9	39	35
Insurance operating costs and other expenses [1]	134	131	129	127	119	113	109	111	521	452
Total benefits and expenses	143	142	139	136	128	121	118	120	560	487
Income before income taxes	30	29	31	28	23	27	28	31	118	109
Income tax expense	11	10	11	10	8	9	10	11	42	38
Net income	19	19	20	18	15	18	18	20	76	71
Less: Restructuring and other costs, after-tax	—	1	(1)	(1)	(1)	(1)	(1)	—	(1)	(3)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	(1)	—	1	(1)	—	—	—	—	(1)	—
Core earnings	$20	$18	$20	$20	$16	$19	$19	$20	$78	$74
Return on assets (bps, after-tax) [2]
Net income	8.0	8.4	8.8	8.0	6.8	8.3	8.1	9.0	8.2	8.2
Core earnings	8.5	8.0	8.8	8.9	7.3	8.7	8.5	9.0	8.5	8.5

[1]
Includes compensation to servicing intermediaries of approximately $5 for each quarter in 2013 related to on-going business with the Company's Retirement Plans and Individual Life businesses sold in January 2013; prior to 2013, compensation to servicing intermediaries was presented as a reduction to fee income.

[2]	Represents annualized earnings divided by a two-point average of assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY DISTRIBUTION CHANNEL

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
RETAIL MUTUAL FUNDS [1]
Beginning balance	$49,938	$47,617	$48,186	$45,013	$44,267	$42,665	$45,315	$41,785	$45,013	$41,785
Sales	2,488	2,864	2,789	3,162	2,433	2,136	2,031	2,210	11,303	8,810
Redemptions	(2,569)	(2,901)	(4,075)	(3,176)	(2,726)	(2,436)	(2,856)	(3,069)	(12,721)	(11,087)
Net flows	(81)	(37)	(1,286)	(14)	(293)	(300)	(825)	(859)	(1,418)	(2,277)
Change in market value and other [2]	3,183	2,358	717	3,187	1,039	1,902	(1,825)	4,389	9,445	5,505
Ending balance	$53,040	$49,938	$47,617	$48,186	$45,013	$44,267	$42,665	$45,315	$53,040	$45,013
DEFINED CONTRIBUTION INVESTMENT ONLY MUTUAL FUNDS [3]
Beginning balance	$16,821	$15,991	$17,622	$16,598	$17,015	$16,678	$17,945	$16,140	$16,598	$16,140
Sales	1,067	923	937	942	720	662	793	856	3,869	3,031
Redemptions	(1,428)	(1,531)	(2,590)	(1,426)	(1,484)	(1,144)	(1,386)	(1,157)	(6,975)	(5,171)
Net flows	(361)	(608)	(1,653)	(484)	(764)	(482)	(593)	(301)	(3,106)	(2,140)
Change in market value and other	1,418	1,438	22	1,508	347	819	(674)	2,106	4,386	2,598
Ending balance	$17,878	$16,821	$15,991	$17,622	$16,598	$17,015	$16,678	$17,945	$17,878	$16,598
TOTAL MUTUAL FUNDS
Beginning balance	$66,759	$63,608	$65,808	$61,611	$61,282	$59,343	$63,260	$57,925	$61,611	$57,925
Sales	3,555	3,787	3,726	4,104	3,153	2,798	2,824	3,066	15,172	11,841
Redemptions [4]	(3,997)	(4,432)	(6,665)	(4,602)	(4,210)	(3,580)	(4,242)	(4,226)	(19,696)	(16,258)
Net flows	(442)	(645)	(2,939)	(498)	(1,057)	(782)	(1,418)	(1,160)	(4,524)	(4,417)
Change in market value and other	4,601	3,796	739	4,695	1,386	2,721	(2,499)	6,495	13,831	8,103
Ending balance	$70,918	$66,759	$63,608	$65,808	$61,611	$61,282	$59,343	$63,260	$70,918	$61,611
AVERAGE MUTUAL FUNDS ASSETS UNDER MANAGEMENT	$68,839	$65,183	$64,708	$63,710	$61,447	$60,313	$61,302	$60,593	$66,265	$59,768
ANNUITY MUTUAL FUND ASSETS [5]	$25,817	$25,638	$25,901	$26,628	$26,036	$26,839	$26,888	$29,145	$25,817	$26,036
TOTAL ASSETS UNDER MANAGEMENT	$96,735	$92,397	$89,509	$92,436	$87,647	$88,121	$86,231	$92,405	$96,735	$87,647
AVERAGE ASSETS UNDER MANAGEMENT	$94,566	$90,953	$90,973	$90,042	$87,884	$87,176	$89,318	$88,972	$92,191	$86,592
[1]Includes mutual funds offered within 529 college savings plans.
[2]Includes front end loads on A share products.
[3]Consists of mutual funds offered within employee directed retirement plans.
[4]Includes an institutional redemption as well as a portfolio rebalance at a key distributor, together totaling $2.5 billion in the three months ended June 30, 2013.
[5]Consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
EQUITY
Beginning balance	$39,057	$36,186	$38,453	$35,843	$36,341	$35,694	$39,501	$35,489	$35,843	$35,489
Sales	1,678	1,591	1,446	1,559	1,117	1,047	1,275	1,416	6,274	4,855
Redemptions	(2,043)	(2,054)	(4,821)	(2,951)	(2,562)	(2,239)	(2,750)	(2,725)	(11,869)	(10,276)
Net flows	(365)	(463)	(3,375)	(1,392)	(1,445)	(1,192)	(1,475)	(1,309)	(5,595)	(5,421)
Change in market value and other	3,734	3,334	1,108	4,002	947	1,839	(2,332)	5,321	12,178	5,775
Ending balance	$42,426	$39,057	$36,186	$38,453	$35,843	$36,341	$35,694	$39,501	$42,426	$35,843
FIXED INCOME
Beginning balance	$14,595	$14,944	$15,213	$14,524	$13,941	$13,281	$13,321	$13,064	$14,524	$13,064
Sales	1,255	1,507	1,432	1,755	1,366	1,109	884	954	5,949	4,313
Redemptions	(1,322)	(1,802)	(1,323)	(1,133)	(1,042)	(828)	(1,056)	(1,027)	(5,580)	(3,953)
Net flows	(67)	(295)	109	622	324	281	(172)	(73)	369	360
Change in market value and other	104	(54)	(378)	67	259	379	132	330	(261)	1,100
Ending balance	$14,632	$14,595	$14,944	$15,213	$14,524	$13,941	$13,281	$13,321	$14,632	$14,524
MULTI-STRATEGY INVESTMENTS [1]
Beginning balance	$13,107	$12,478	$12,142	$11,244	$11,000	$10,368	$10,438	$9,372	$11,244	$9,372
Sales	622	689	848	790	670	642	665	696	2,949	2,673
Redemptions	(632)	(576)	(521)	(518)	(606)	(513)	(436)	(474)	(2,247)	(2,029)
Net flows	(10)	113	327	272	64	129	229	222	702	644
Change in market value and other	763	516	9	626	180	503	(299)	844	1,914	1,228
Ending balance	$13,860	$13,107	$12,478	$12,142	$11,244	$11,000	$10,368	$10,438	$13,860	$11,244
TOTAL MUTUAL FUNDS [2]	$70,918	$66,759	$63,608	$65,808	$61,611	$61,282	$59,343	$63,260	$70,918	$61,611

[1]	Includes balanced, allocation, target date and alternatives.

[2]	Excludes annuity mutual fund assets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
NET INCOME (LOSS)
U.S. Annuity	$41	$69	$23	$63	$35	$188	(19)	198	$196	$402
International Annuity [1]	(78)	(80)	(407)	(490)	(176)	(79)	402	(465)	(1,055)	(318)
Institutional and other [2] [3]	22	18	52	133	(7)	(230)	57	97	225	(83)
Talcott Resolution net income (loss)	(15)	7	(332)	(294)	(148)	(121)	440	(170)	(634)	1
Less: Unlock benefit (charge), after tax	47	(67)	36	(541)	39	(79)	(146)	214	(525)	28
Less: Restructuring and other costs, after tax	—	(1)	1	(1)	(14)	(21)	(9)	—	(1)	(44)
Less: Income (loss) from discontinued operations, after tax [1]	(2)	(6)	(124)	(1)	—	22	8	37	(133)	67
Less: Net reinsurance gain (loss) on dispositions, after tax	—	—	1	44	—	(270)	—	—	45	(270)
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(233)	(123)	(442)	43	(375)	35	387	(637)	(755)	(590)
Talcott Resolution core earnings [4]	$173	$204	$196	$162	$202	$192	$200	$216	$735	$810
CORE EARNINGS (LOSSES)
U.S. Annuity	$81	$89	$79	$73	$96	$74	$80	$96	$322	$346
International Annuity	72	91	96	69	63	73	65	71	328	272
Institutional and other [2]	20	24	21	20	43	45	55	49	85	192
Talcott Resolution core earnings [4]	$173	$204	$196	$162	$202	$192	$200	$216	$735	$810
UNLOCK IMPACT on NET INCOME (LOSS)
U.S. Annuity	$1	$(99)	$(9)	$3	$(90)	$(74)	$(43)	$90	$(104)	$(117)
International Annuity	46	37	45	(544)	138	3	(100)	125	(416)	166
Institutional and other [2]	—	(5)	—	—	(9)	(8)	(3)	(1)	(5)	(21)
Talcott Resolution unlock impact on net income (loss)	$47	$(67)	$36	$(541)	$39	$(79)	$(146)	$214	$(525)	$28

[1]	The three months ended June 30, 2013 includes a loss on disposition of $102 and loss from discontinued operations of $22 for the period related to the U.K. variable annuity business.

[2]
Other consists of the PPLI, Retirement Plans and Individual Life businesses, as well as residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[3]
Includes derivative gains of $71 and $110 for the three months ended March 31, 2013 and December 31, 2012, respectively, primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

[4]	For further information related to the discontinued operations of the U.K. variable annuity business, refer to Appendix - Basis of Presentation on page 37.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]
U.S. Annuity	45.0	49.0	42.3	38.4	50.1	38.1	39.6	46.8	43.6	44.3
Japan Annuity	118.0	135.4	133.1	88.4	77.4	90.5	76.1	83.9	119.7	82.7
FULL SURRENDER RATES [2]
U.S. variable annuity	14.5%	20.3%	17.5%	14.5%	10.4%	10.4%	13.0%	9.6%	16.7%	11.1%
Japan variable annuity	41.5%	30.8%	34.8%	9.6%	3.7%	3.0%	3.9%	2.8%	28.8%	3.4%
CONTRACT COUNTS (in thousands)
U.S. variable annuity	774	802	839	873	904	929	956	989
U.S. fixed annuity and other	170	176	180	184	186	189	193	199
Japan variable annuity	305	341	368	400	411	417	421	427
Japan fixed annuity and other	23	24	25	26	27	27	28	30
ACCOUNT VALUE (end of period)
U.S. variable annuity	$61,812	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235
U.S. fixed annuity and other	10,142	10,455	10,670	10,797	10,848	11,006	11,228	11,507
Total U.S. Annuity account value	$71,954	$71,967	$73,249	$76,297	$75,672	$77,713	$77,766	$83,742
Japan variable annuity	20,130	22,846	23,921	26,934	27,716	28,725	27,977	$29,396
Japan fixed annuity and other	3,061	3,384	3,368	3,553	3,908	4,535	4,461	$4,469
Total Japan Annuity account value	$23,191	$26,230	$27,289	$30,487	$31,624	$33,260	$32,438	$33,865

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
VARIABLE ANNUITIES
Beginning balance	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235	$68,760	$64,824	$68,760
Deposits	60	77	180	226	209	130	169	307	543	815
Partial withdrawals	(748)	(647)	(630)	(710)	(815)	(711)	(780)	(815)	(2,735)	(3,121)
Full surrenders	(2,235)	(3,153)	(2,805)	(2,356)	(1,717)	(1,737)	(2,251)	(1,687)	(10,549)	(7,392)
Death benefits/annuitizations/other [1]	(470)	(445)	(472)	(468)	(459)	(388)	(397)	(449)	(1,855)	(1,693)
Transfers	—	(2)	(1)	1	(1)	1	—	3	(2)	3
Net flows	(3,393)	(4,170)	(3,728)	(3,307)	(2,783)	(2,705)	(3,259)	(2,641)	(14,598)	(11,388)
Change in market value/change in reserve/interest credited and other	3,693	3,103	807	3,983	900	2,874	(2,438)	6,116	11,586	7,452
Ending balance	$61,812	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235	$61,812	$64,824
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$10,455	$10,670	$10,797	$10,848	$11,006	$11,228	$11,507	$11,631	$10,848	$11,631
Deposits	—	—	2	6	7	9	16	46	8	78
Surrenders	(381)	(264)	(161)	(103)	(167)	(251)	(298)	(204)	(909)	(920)
Death benefits/annuitizations/other [1]	(58)	(64)	(72)	(74)	(109)	(105)	(106)	(102)	(268)	(422)
Transfers	(2)	(2)	(3)	—	—	2	(4)	1	(7)	(1)
Net flows	(441)	(330)	(234)	(171)	(269)	(345)	(392)	(259)	(1,176)	(1,265)
Change in market value/change in reserve/interest credited and other	128	115	107	120	111	123	113	135	470	482
Ending balance	$10,142	$10,455	$10,670	$10,797	$10,848	$11,006	$11,228	$11,507	$10,142	$10,848
TOTAL U.S. ANNUITY
Beginning balance	$71,967	$73,249	$76,297	$75,672	$77,713	$77,766	$83,742	$80,391	$75,672	$80,391
Deposits	60	77	182	232	216	139	185	353	551	893
Surrenders	(3,364)	(4,064)	(3,596)	(3,169)	(2,699)	(2,699)	(3,329)	(2,706)	(14,193)	(11,433)
Death benefits/annuitizations/other [1]	(528)	(509)	(544)	(542)	(568)	(493)	(503)	(551)	(2,123)	(2,115)
Transfers	(2)	(4)	(4)	1	(1)	3	(4)	4	(9)	2
Net flows	(3,834)	(4,500)	(3,962)	(3,478)	(3,052)	(3,050)	(3,651)	(2,900)	(15,774)	(12,653)
Change in market value/change in reserve/interest credited and other	3,821	3,218	914	4,103	1,011	2,997	(2,325)	6,251	12,056	7,934
Ending balance	$71,954	$71,967	$73,249	$76,297	$75,672	$77,713	$77,766	$83,742	$71,954	$75,672

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
JAPAN ANNUITY
ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
VARIABLE ANNUITIES
Beginning balance	$22,846	$23,921	$26,934	$27,716	$28,725	$27,977	$29,396	$29,233	$27,716	$29,233
Surrenders	(2,273)	(1,842)	(2,257)	(694)	(302)	(255)	(323)	(250)	(7,066)	(1,130)
Death benefits/annuitizations/other [1]	(392)	(258)	(206)	(220)	(203)	(179)	(176)	(173)	(1,076)	(731)
Net flows	(2,665)	(2,100)	(2,463)	(914)	(505)	(434)	(499)	(423)	(8,142)	(1,861)
Change in market value/change in reserve/interest credited	1,421	736	916	2,402	2,464	467	(1,829)	2,586	5,475	3,688
Effect of currency translation	(1,472)	289	(1,466)	(2,270)	(2,968)	715	909	(2,000)	(4,919)	(3,344)
Ending balance	$20,130	$22,846	$23,921	$26,934	$27,716	$28,725	$27,977	$29,396	$20,130	$27,716
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER
Beginning balance	$3,384	$3,368	$3,553	$3,908	$4,535	$4,461	$4,469	$4,786	$3,908	$4,786
Surrenders	(28)	(28)	(26)	(41)	(47)	(58)	(152)	(47)	(123)	(304)
Death benefits/annuitizations/other [1]	(100)	(15)	(18)	(13)	(180)	(3)	(18)	1	(146)	(200)
Net flows	(128)	(43)	(44)	(54)	(227)	(61)	(170)	(46)	(269)	(504)
Change in market value/change in reserve/interest credited	25	18	28	37	42	22	23	40	108	127
Effect of currency translation	(220)	41	(169)	(338)	(442)	113	139	(311)	(686)	(501)
Ending balance	$3,061	$3,384	$3,368	$3,553	$3,908	$4,535	$4,461	$4,469	$3,061	$3,908
TOTAL JAPAN ANNUITY
Beginning balance	$26,230	$27,289	$30,487	$31,624	$33,260	$32,438	$33,865	$34,019	$31,624	$34,019
Surrenders	(2,301)	(1,870)	(2,283)	(735)	(349)	(313)	(475)	(297)	(7,189)	(1,434)
Death benefits/annuitizations/other [1]	(492)	(273)	(224)	(233)	(383)	(182)	(194)	(172)	(1,222)	(931)
Net flows	(2,793)	(2,143)	(2,507)	(968)	(732)	(495)	(669)	(469)	(8,411)	(2,365)
Change in market value/change in reserve/interest credited	1,446	754	944	2,439	2,506	489	(1,806)	2,626	5,583	3,815
Effect of currency translation	(1,692)	330	(1,635)	(2,608)	(3,410)	828	1,048	(2,311)	(5,605)	(3,845)
Ending balance	$23,191	$26,230	$27,289	$30,487	$31,624	$33,260	$32,438	$33,865	$23,191	$31,624

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
ANNUITY DEATH AND LIVING BENEFITS

	AS OF:
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012
U.S. Variable Annuity Business
S&P 500 index value at end of period	1,848	1,682	1,606	1,569	1,426	1,441	1,362	1,408

Total account value with guaranteed minimum death benefits (“GMDB”)	$61,812	$61,512	$62,579	$65,500	$64,824	$66,707	$66,538	$72,235
GMDB gross net amount of risk ("NAR")	4,325	4,657	5,195	5,349	6,610	7,187	8,998	7,698
% of GMDB NAR reinsured	76%	75%	72%	72%	67%	66%	62%	65%
GMDB retained NAR [2]	1,026	1,183	1,457	1,498	2,168	2,458	3,461	2,724
GMDB net GAAP liability	316	301	298	293	310	308	337	322

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$30,262	$30,907	$32,035	$34,106	$34,218	$34,836	$35,127	$38,312
GMWB gross NAR	167	228	344	361	650	761	1,198	847
% of GMWB NAR reinsured	20%	18%	18%	19%	17%	16%	16%	16%
GMWB retained NAR [2]	134	187	282	293	540	636	1,009	711
GMWB net GAAP (asset) liability	(3)	158	513	651	1,022	1,179	1,790	1,355

Japan Variable Annuity Business
Yen / $	105.1	98.1	99.3	94.0	86.5	77.8	79.8	82.3
Yen / Euro	144.8	132.8	129.1	120.7	114.5	100.2	101.0	110.6

Total account value with GMDB	$20,130	$22,846	$23,921	$26,934	$27,716	$28,725	$27,977	$29,396
GMDB gross NAR	779	1,624	2,218	3,091	5,736	9,107	9,477	7,580
% of GMDB NAR reinsured	29%	23%	21%	20%	16%	13%	13%	15%
GMDB retained NAR	552	1,250	1,760	2,467	4,831	7,882	8,236	6,469

Total account value with guaranteed minimum income benefits (“GMIB”) [1]	$18,483	$21,102	$22,174	$25,129	$25,960	$26,917	$26,119	$27,350
GMIB retained NAR [2]	128	509	851	1,280	3,316	6,092	6,470	4,785
GMDB/GMIB net GAAP liability	249	336	383	468	621	874	847	704

[1]	Total GMIB account value also includes other living benefits.

[2]
Policies with a guaranteed living benefit (a GMWB in the U.S., or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to zero. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
VARIABLE ANNUITY GUARANTEED BENEFITS
($ in billions)

	As of Dec. 31 2013
	Account Value	Gross Net Amount at Risk	Retained Net Amount at Risk	% of Contracts In the Money[2]	% In the Money[2][3]
U. S. variable annuity [1]
GMDB	$61.8	$4.3	$1.0	16%	26%
GMWB	30.3	0.2	0.1	5%	12%
Japan variable annuity [1]
GMDB	20.1	0.8	0.6	31%	8%
GMIB	18.5	0.1	0.1	20%	3%

	As of Dec. 31 2012
	Account Value	Gross Net Amount at Risk	Retained Net Amount at Risk	% of Contracts In the Money[2]	% In the Money[2][3]
U. S. variable annuity [1]
GMDB	$64.8	$6.6	$2.2	48%	13%
GMWB	34.2	0.7	0.5	23%	9%
Japan variable annuity [1]
GMDB	27.7	5.7	4.8	98%	18%
GMIB	26.0	3.3	3.3	97%	12%

[1]
Policies with a guaranteed living benefit (a GMWB in the U.S. or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown; however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to zero. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Fee income	$4	$2	$2	$3	$25	$45	$45	$52	$11	$167
Net investment income (loss)	8	6	—	13	26	8	3	(6)	27	31
Other revenues	1	—	—	—	1	—	—	—	1	1
Net realized capital gains (losses)	2	(5)	10	(96)	84	9	17	15	(89)	125
Total revenues	15	3	12	(80)	136	62	65	61	(50)	324
Benefits, losses and loss adjustment expenses (income)	—	—	—	—	—	1	(1)	—	—	—
Insurance operating costs and other expenses [1]	34	(60)	14	26	48	57	63	76	14	244
Loss on extinguishment of debt [2]	—	—	—	213	—	—	910	—	213	910
Reinsurance loss on dispositions [3]	—	—	—	69	—	118	—	—	69	118
Interest expense	96	94	100	107	109	109	115	124	397	457
Restructuring and other costs	15	14	19	16	67	17	28	9	64	121
Total benefits and expenses	145	48	133	431	224	302	1,115	209	757	1,850
Loss before income taxes	(130)	(45)	(121)	(511)	(88)	(240)	(1,050)	(148)	(807)	(1,526)
Income tax benefit	(36)	(17)	(46)	(153)	(49)	(44)	(372)	(52)	(252)	(517)
Net loss	(94)	(28)	(75)	(358)	(39)	(196)	(678)	(96)	(555)	(1,009)
Less: Restructuring and other costs, after tax	(10)	(9)	(12)	(10)	(43)	(11)	(18)	(6)	(41)	(78)
Less: Loss on extinguishment of debt, after tax [2]	—	—	—	(138)	—	—	(587)	—	(138)	(587)
Less: Net reinsurance loss on dispositions, after tax [3]	—	—	—	(69)	—	(118)	—	—	(69)	(118)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	8	(3)	6	(68)	59	9	7	12	(57)	87
Core losses	$(92)	$(16)	$(69)	$(73)	$(55)	$(76)	$(80)	$(102)	$(250)	$(313)

[1]
In the three months ended September 30, 2013 insurance operating costs and other expenses include a benefit of $57, before tax, for an insurance recovery from the Company's insurers for past legal expenses associated with closed litigation and a benefit of $19, before tax, from the resolution of items under the Company's spin-off agreement with its former parent company.

[2]
In the three months ended March 31, 2013 the Company repurchased approximately $800 of outstanding senior notes and debentures. In the three months ended June 30, 2012 the Company repurchased all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. Loss on extinguishment of debt consists of the premium associated with repurchasing the debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.

[3]
In the three months ended March 31, 2013 reinsurance loss on dispositions consists of a reduction in goodwill related to the sale of the Retirement Plans business. In the three months ended September 30, 2013, reinsurance loss on dispositions consists of a goodwill impairment charge related to the sale of the Individual Life business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	514	540	548	554	708	710	725	735	2,156	2,878
Tax-exempt	118	117	116	116	117	118	119	120	467	474
Total fixed maturities	632	657	664	670	825	828	844	855	2,623	3,352
Equity securities, trading	1,432	878	1,189	2,562	2,630	635	(1,662)	2,761	6,061	4,364
Equity securities, available-for-sale	9	7	8	6	14	5	8	10	30	37
Mortgage loans	70	65	62	65	84	88	86	79	262	337
Policy loans	21	20	22	20	29	30	30	30	83	119
Limited partnerships and other alternative investments [2]	80	46	95	66	44	28	72	52	287	196
Other [3]	50	47	45	58	71	75	82	69	200	297
Subtotal	2,294	1,720	2,085	3,447	3,697	1,689	(540)	3,856	9,546	8,702
Investment expense	(35)	(30)	(29)	(29)	(29)	(26)	(28)	(28)	(123)	(111)
Total net investment income	2,259	1,690	2,056	3,418	3,668	1,663	(568)	3,828	9,423	8,591
Less: Equity securities, trading	1,432	878	1,189	2,562	2,630	635	(1,662)	2,761	6,061	4,364
Total net investment income, excluding equity securities, trading	827	812	867	856	1,038	1,028	1,094	1,067	3,362	4,227
Annualized investment yield, before tax [4] [5]	4.3%	4.2%	4.4%	4.3%	4.3%	4.2%	4.5%	4.4%	4.3%	4.3%
Annualized investment yield, after-tax [4]	3.0%	2.9%	3.1%	3.0%	2.9%	2.9%	3.1%	3.0%	3.0%	3.0%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, repurchase agreement and dollar roll collateral, and consolidated variable interest entity non-controlling interests. Yield calculations for the three months ended March 31, 2013 and year ended December 31, 2013 exclude assets transfered due to the sale of the Retirement Plans and Individual Life businesses. Yield calculations for all periods exclude income and assets associated with the disposal of the Hartford Life International Limited business.

[5]	Annualized investment yield, excluding the impact of the sale of the Retirement Plans and Individual Life businesses, was 4.2% for the three months ended December 31, 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY COMBINED

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	165	168	175	172	175	171	175	183	680	704
Tax-exempt	92	92	91	92	92	93	94	94	367	373
Total fixed maturities	257	260	266	264	267	264	269	277	1,047	1,077
Equity securities, available-for-sale	4	3	4	2	4	3	4	4	13	15
Mortgage loans	16	13	11	12	12	12	12	10	52	46
Limited partnerships and other alternative investments [2]	46	20	50	39	19	15	31	26	155	91
Other [3]	12	9	16	3	9	8	10	7	40	34
Subtotal	335	305	347	320	311	302	326	324	1,307	1,263
Investment expense	(11)	(9)	(9)	(8)	(10)	(7)	(7)	(7)	(37)	(31)
Total net investment income	324	296	338	312	301	295	319	317	1,270	1,232
Annualized investment yield, before tax [4]	4.5%	4.2%	4.8%	4.5%	4.3%	4.2%	4.6%	4.5%	4.5%	4.3%
Annualized investment yield, after-tax [4]	3.5%	3.1%	3.6%	3.5%	3.1%	3.2%	3.4%	3.4%	3.4%	3.1%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that hedge fixed maturities and qualify for hedge accounting.

[4]	Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and dollar roll collateral, consolidated variable interest entity non-controlling interests, and derivatives book value.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Net Investment Income (Loss)
Commercial Markets	$252	$230	$262	$240	$228	$222	$239	$235	$984	$924
Consumer Markets	36	33	39	37	37	38	41	43	145	159
P&C Other Operations	36	33	37	35	36	35	39	39	141	149
Total Property & Casualty	324	296	338	312	301	295	319	317	1,270	1,232
Group Benefits	97	96	100	97	101	98	107	99	390	405
Mutual Funds	—	—	—	—	(1)	(1)	—	(1)	—	(3)
Talcott Resolution	398	414	429	434	611	628	665	658	1,675	2,562
Corporate	8	6	—	13	26	8	3	(6)	27	31
Total net investment income, excluding equity securities, trading	$827	$812	$867	$856	$1,038	$1,028	$1,094	$1,067	$3,362	$4,227
Equity securities, trading	1,432	878	1,189	2,562	2,630	635	(1,662)	2,761	6,061	4,364
Total net investment income	$2,259	$1,690	$2,056	$3,418	$3,668	$1,663	$(568)	$3,828	$9,423	$8,591

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013	Dec. 31 2012	Sept. 30 2012	Jun. 30 2012	Mar. 31 2012	Dec. 31 2013	Dec. 31 2012
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$353	$106	$211	$1,717	$155	$194	$245	$227	2,387	821
Gross losses on sales	(353)	(139)	(118)	(82)	(54)	(131)	(158)	(97)	(692)	(440)
Net impairment losses [2]	(14)	(26)	(12)	(21)	(185)	(37)	(98)	(29)	(73)	(349)
Valuation allowances on mortgage loans	(1)	—	—	—	13	—	—	1	(1)	14
Japan fixed annuity contract hedges, net [3]	10	(8)	1	3	6	(24)	2	(20)	6	(36)
Periodic net coupon settlements on credit derivatives/Japan [4]	(4)	3	—	(6)	(11)	2	4	(5)	(7)	(10)
Results of variable annuity hedge program
U.S. GMWB derivatives, net	43	203	(31)	47	68	381	(115)	185	262	519
U.S. macro hedge	(52)	(50)	(47)	(85)	(48)	(109)	6	(189)	(234)	(340)
Total U.S. program	(9)	153	(78)	(38)	20	272	(109)	(4)	28	179
International program	(387)	(286)	(742)	(171)	(810)	(176)	720	(1,201)	(1,586)	(1,467)
Total results of variable annuity hedge program	(396)	(133)	(820)	(209)	(790)	96	611	(1,205)	(1,558)	(1,288)
Other net gain (loss) [5]	116	35	90	204	388	(5)	(39)	200	445	544
Total net realized capital gains (losses), before tax and DAC	$(289)	$(162)	$(648)	$1,606	$(478)	$95	$567	$(928)	$507	$(744)
Less: Realized gain on dispositions, before tax	—	—	1	1,574	—	—	—	—	1,575	—
Less: Realized gains (losses), included in core earnings, before tax	(3)	4	2	(5)	(10)	9	9	(1)	(2)	7
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(286)	(166)	(651)	37	(468)	86	558	(927)	(1,066)	(751)
Less: Impacts of DAC	(10)	28	(6)	(6)	(31)	(6)	(25)	(44)	6	(106)
Less: Impacts of tax	(99)	(64)	(232)	24	(155)	31	201	(312)	(371)	(235)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(177)	$(130)	$(413)	$19	$(282)	$61	$382	$(571)	$(701)	$(410)

[1]	Includes $1.5 billion of gains for the three months ended March 31, 2013 and the year ended December 31, 2013 relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	Includes $177 of intent-to-sell impairments for the three months and year ended December 31, 2012 relating to the sales of the Retirement Plans and Individual Life businesses.

[3]
Relates to the Japan fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments excluding periodic net coupon settlements, and Japan FVO securities).

[4]	Included in core earnings.

[5]
Primarily consists of transactional foreign currency re-valuation associated with the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, and changes in value of non-qualifying derivatives and Japan 3Win related foreign currency swaps. Includes $71 and $110 of derivative gains relating to the sales of the Retirement Plans and Individual Life businesses for the three months ended March 31, 2013 and December 31, 2012, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec. 31 2013		Sept. 30 2013		Jun. 30 2013		Mar. 31 2013		Dec. 31 2012
	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1] [2]	Percent
Total investments	$98,401	100.0%	$103,064	100.0%	$105,520	100.0%	$114,838	100.0%	$134,250	100.0%
Less: Equity securities, trading	19,745	20.1%	22,343	21.7%	23,362	22.1%	28,099	24.5%	28,933	21.6%
Total investments excluding trading securities	$78,656	79.9%	$80,721	78.3%	$82,158	77.9%	$86,739	75.5%	$105,317	78.4%
Asset-backed securities	$2,365	3.8%	$2,362	3.7%	$2,453	3.8%	$2,422	3.5%	$2,763	3.2%
Collateralized debt obligations	2,387	3.8%	2,550	4.0%	2,623	4.0%	2,558	3.7%	3,040	3.5%
Commercial mortgage-backed securities	4,446	7.1%	4,489	7.0%	4,733	7.3%	5,205	7.5%	6,321	7.4%
Corporate	28,490	45.7%	28,770	45.0%	29,666	45.7%	31,468	45.2%	44,049	51.3%
Foreign government/government agencies	4,104	6.6%	3,968	6.2%	3,825	5.9%	3,927	5.6%	4,136	4.8%
Municipal	12,173	19.5%	12,543	19.6%	12,569	19.4%	13,238	19.0%	14,361	16.7%
Residential mortgage-backed securities	4,647	7.5%	5,086	7.9%	5,167	8.0%	6,716	9.6%	7,480	8.7%
U.S. Treasuries	3,745	6.0%	4,255	6.6%	3,845	5.9%	4,133	5.9%	3,772	4.4%
Total fixed maturities, AFS [3]	$62,357	100.0%	$64,023	100.0%	$64,881	100.0%	$69,667	100.0%	$85,922	100.0%
U.S. government/government agencies	$8,208	13.2%	$8,923	13.9%	$8,588	13.2%	$10,563	15.2%	$10,975	12.8%
AAA	6,376	10.2%	6,377	10.0%	6,638	10.2%	7,265	10.4%	9,220	10.7%
AA	12,273	19.7%	12,923	20.2%	13,273	20.5%	13,877	19.9%	16,104	18.7%
A	15,498	24.9%	15,412	24.1%	15,514	23.9%	17,007	24.4%	22,650	26.4%
BBB	16,087	25.7%	16,187	25.2%	16,570	25.6%	17,079	24.5%	22,689	26.4%
BB & below	3,915	6.3%	4,201	6.6%	4,298	6.6%	3,876	5.6%	4,284	5.0%
Total fixed maturities, AFS [3]	$62,357	100.0%	$64,023	100.0%	$64,881	100.0%	$69,667	100.0%	$85,922	100.0%

[1]	Represents the value at which the assets are carried on the Consolidating Balance Sheets. Consolidating Balance Sheets as of December 31, 2013 and December 31, 2012 are presented on page 4.

[2]
Total investments as of December 31, 2012 include $17.3 billion in carrying value of assets transferred by the Company in connection with the sale of the Retirement Plans and Individual Life businesses in January 2013.

[3]	Available-for-sale ("AFS").

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2013

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector
Utilities	$5,700	$6,034	7.7%
Financial Services	5,277	5,400	6.9%
Consumer non-cyclical	3,604	3,871	4.9%
Technology and communications	3,223	3,418	4.4%
Basic Industry	2,572	2,678	3.4%
Energy	2,384	2,541	3.1%
Capital goods	2,077	2,224	2.8%
Consumer cyclical	1,823	1,925	2.5%
Transportation	972	1,024	1.3%
Other	231	242	0.3%
Total	$27,863	$29,357	37.3%
Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,743	$2,649	3.4%
Goldman Sachs Group Inc.	295	305	0.4%
State of Illinois	293	290	0.4%
State of California	269	283	0.4%
JP Morgan Chase & Co.	297	273	0.3%
HSBC Holdings PLC	280	271	0.3%
National Grid PLC	243	264	0.3%
Commonwealth of Massachusetts	241	260	0.3%
Verizon Communications Inc.	202	221	0.3%
Glencore Xstrata PLC	206	210	0.3%
Total	$5,069	$5,026	6.4%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.

[3]	These securities are included in short-term investments, fixed maturities, AFS, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category. On December 12, 2013, the Company completed the sale of the U.K. variable annuity business of Hartford Life International Limited ("HLIL"), an indirect wholly-owned subsidiary. Financial results for the Company's U.K. variable annuities business, as well as the former Retirement Plans and Individual Life businesses are reported in the Talcott Resolution segment which also includes U.S. Annuity, International Annuity, Institutional and Private Placement Life Insurance.
The consolidating balance sheets and certain balance sheet measures incorporated herein are presented as follows: Life consists of Talcott Resolution, Mutual Funds, Group Benefits, and an Other category. Property & Casualty ("P&C") consists of P&C Commercial, Consumer Markets and P&C Other Operations. Corporate consists of the Corporate category.
Property & Casualty is organized into three reporting segments; P&C Commercial, Consumer Markets and P&C Other Operations ("Property & Casualty Combined"). P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution is comprised of runoff business from the Company's U.S. annuity, international (entirely Japan) annuity, and institutional and private-placement life insurance businesses, as well as the Retirement Plans and Individual Life businesses sold in January 2013 and the U.K. variable annuity business sold in December 2013.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.

Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth herein on pages 12 and 15, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.